UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2015

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Address of principal executive offices)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Helen of Troy Limited (the “Company”) and Julien R. Mininberg, the Company’s Chief Executive Officer, entered into a Performance Restricted Stock Unit Agreement (the “2015 RSU Agreement”) reflecting the terms of an award approved by the Compensation Committee of the Board of Directors of the Company previously disclosed in the Company’s definitive proxy statement filed on June 30, 2014.  The Company and Mr. Mininberg also entered into a Performance Restricted Stock Unit Agreement (the “2016 RSU Agreement” and, together with the 2015 RSU Agreement, the “RSU Agreements”) reflecting the terms of an award approved by the Compensation Committee of the Board of Directors of the Company.  Pursuant to the RSU Agreements, Mr. Mininberg received a grant of restricted stock units (the “2015 RSU”) with respect to fiscal year 2015 for a three year performance period ending February 28, 2017 and a grant of restricted stock units (the “2016 RSU” and, together with the 2015 RSU, the “RSUs”) with respect to fiscal year 2016 for a three year performance period ending February 28, 2018.  Each of the RSUs is targeted at $1,500,000, with the opportunity to earn up to $3,000,000 and a threshold achievement payout of $750,000.

The RSUs will be based on the achievement of adjusted earnings per share, adjusted cash flow productivity and relative total shareholder return performance measures.  Fifty percent (50%) of the RSUs will be based on the achievement of an adjusted earnings per share performance measure, twenty-five percent (25%) of the RSUs will be based on the achievement of an adjusted cash flow productivity performance measure and twenty-five percent (25%) of the RSUs will be based on the achievement of a relative total shareholder return performance measure.

Pursuant to the RSU Agreements, Mr. Mininberg will not be entitled to a payout with respect to any performance measure if the threshold amount associated with such performance measure is not achieved.  In addition, the vesting of the RSUs will not be accelerated by reason of a change of control prior to vesting of the RSUs.

The foregoing description of the 2015 RSU Agreement and the 2016 RSU Agreement is a summary and is qualified in its entirety by reference to the text of the 2015 RSU Agreement and the 2016 RSU Agreement, each of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

10.1	Performance Restricted Stock Unit Agreement by and between Helen of Troy Limited and Julien R. Mininberg, granted May 22, 2014.

10.2	Performance Restricted Stock Unit Agreement by and between Helen of Troy Limited and Julien R. Mininberg, granted March 1, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 7, 2015	/s/ Brian Grass
Brian Grass
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Performance Restricted Stock Unit Agreement by and between Helen of Troy Limited and Julien R. Mininberg, granted May 22, 2014.

10.2	Performance Restricted Stock Unit Agreement by and between Helen of Troy Limited and Julien R. Mininberg, granted March 1, 2015.